EXHIBIT 10.11

EXECUTION COPY

MASTER ISSUER REGULATORY CALL
NOTE PURCHASE DEED

20 JUNE 2007

HOLMES MASTER ISSUER PLC

(as Master Issuer)

and

ABBEY NATIONAL PLC

and

THE BANK OF NEW YORK (LUXEMBOURG) S.A.

(as Registrar)

and

THE BANK OF NEW YORK, LONDON BRANCH

(as Note Trustee)

ALLEN & OVERY

Allen & Overy LLP

THIS DEED is made on 20 June 2007

BETWEEN:

(1)	HOLMES MASTER ISSUER PLC (registered number 5953811), a public limited company incorporated under the laws of England and Wales whose registered office is at Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN (the Master Issuer);

(2)	ABBEY NATIONAL PLC, (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN, in its capacity as Master Issuer Cash Manager (Abbey);

(3)	THE BANK OF NEW YORK (LUXEMBOURG) S.A., acting through its office at Aerogolf Center, 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (in its capacity as the Registrar which expression shall include such person and all other persons for the time being acting as the registrar or registrars pursuant to the Amended and Restated Master Issuer Agency Agreement); and

(4)	THE BANK OF NEW YORK, LONDON BRANCH, a New York banking corporation, acting through its offices at 40th Floor, One Canada Square, London E14 5AL (acting in its capacity as NoteTrustee).

WHEREAS:

(A)	The Master Issuer, by resolutions of its board of directors passed on 7 June 2007, has duly authorised and has determined to create and issue: (i) $1,225,000,000 Series 1 Class A1 Mortgage Backed Floating Rate Notes due July 2021 (the Series 1 Class A1 Notes); (ii) €1,200,000,000 Series 1 Class A2 Mortgage Backed Floating Rate Notes due July 2021 (the Series 1 Class A2 Notes); (iii) CAN$600,000,000 Series 2 Class A Mortgage Backed Floating Rate Notes due July 2020 (the Series 2 Class A Notes); (iv) $2,750,000,000 Series 2 Class A1 Mortgage Backed Floating Rate Notes due July 2020 (the Series 2 Class A1 Notes); (iv) $1,250,000,000 Series 3 Class A1 Mortgage Backed Floating Rate Notes due July 2021 (the Series 3 Class A1 Notes); (v) €1,300,000,000 Series 3 Class A2 Mortgage Backed Floating Rate Notes due July 2021 (the Series 3 Class A2 Notes); (vi) £450,000,000 Series 3 Class A3 Mortgage Backed Floating Rate Notes due July 2021 (the Series 3 Class A3 Notes); (vii) $750,000,000 Series 4 Class A Mortgage Backed Floating Rate Notes due July 2020 (the Series 4 Class A Notes); (viii) $82,000,000 Series 1 Class B Mortgage Backed Floating Rate Notes due July 2040 (the Series 1 Class B Notes); (ix) $25,000,000 Series 2 Class B1 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class B1 Notes); (x) €95,000,000 Series 2 Class B2 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class B2 Notes); (xi) £50,000,000 Series 2 Class B3 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class B3 Notes); (xii) $10,000,000 Series 2 Class M1 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class M1 Notes); (xiii) €20,000,000 Series 2 Class M2 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class M2 Notes); (xiv) £38,000,000 Series 2 Class M3 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class M3 Notes); (xv) $128,400,000 Series 1 Class C Mortgage Backed Floating Rate Notes due July 2040 (the Series 1 Class C Notes); (xvi) $34,000,000 Series 2 Class C1 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class C1 Notes); (xvii) €106,000,000 Series 2 Class C2 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class C2 Notes); and (xviii) £45,000,000 Series 2 Class C3 Mortgage Backed Floating Rate Notes due July 2040 (the Series 2 Class C3 Notes), (together the Issue 2007-2 Notes).

(B)	The Conditions applicable to the Issue 2007-2 Notes include Condition 5.10 which provides for a regulatory call option, under the terms of which Abbey may acquire (or otherwise be substituted as the Noteholder of) one or more Series and Class (or Sub-Class) of the Issue 2007-2 Notes.

(C)	The parties have entered into this Agreement to give effect to Condition 5.10.

IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS AND INTERPRETATION

The Third Amended and Restated Master Definitions and Construction Schedule and the Further Amended and Restated Master Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy LLP and Slaughter and May on 20 June 2007 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Third Amended and Restated Master Definitions and Construction Schedule and the Further Amended and Restated Master Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Third Amended and Restated Master Definitions and Construction Schedule and Clause 2 of the Further Amended and Restated Master Issuer Master Definitions and Construction Schedule. In the event of a conflict between the Third Amended and Restated Master Definitions and Construction Schedule and the Further Amended and Restated Master Issuer Master Definitions and Construction Schedule, the Further Amended and Restated Master Issuer Master Definitions and Construction Schedule shall prevail.

2.	REGULATORY CALL OPTION

2.1	If a Regulatory Event (as defined in Clause 3) occurs after the 2007-2 Closing Date, Abbey may require Noteholders of each relevant Series and Class (or Sub-Class) of the Callable 2007-2 Notes (as defined below) to sell to Abbey or otherwise allow Abbey to be substituted as the Noteholder of such Callable 2007-2 Notes on any Interest Payment Date falling on or after the later of:

(a)	the Regulatory Event; and

(b)	in respect of the:

(i)	Series 1 Class A1 Notes, the interest payment date falling in July 2008;

(ii)	Series 1 Class A2 Notes, the interest payment date falling in July 2008;

(iii)	Series 2 Class A Notes, the interest payment date falling in April 2010;

(iv)	Series 2 Class A1 Notes, the interest payment date falling in April 2010;

(v)	Series 3 Class A1 Notes, the interest payment date falling in October 2011;

(vi)	Series 3 Class A2 Notes, the interest payment date falling in October 2011;

(vii)	Series 3 Class A3 Notes, the interest payment date falling in October 2011;

(viii)	Series 4 Class A Notes, the interest payment date falling in July 2012;

(ix)	Series 1 Class B Notes, the interest payment date falling in July 2008;

(x)	Series 2 Class B1 Notes, the interest payment date falling in July 2010;

(xi)	Series 2 Class B2 Notes, the interest payment date falling in July 2010;

(xii)	Series 2 Class B3 Notes, the interest payment date falling in July 2010;

(xiii)	Series 2 Class M1 Notes, the interest payment date falling in July 2010;

(xiv)	Series 2 Class M2 Notes, the interest payment date falling in July 2010;

(xv)	Series 2 Class M3 Notes, the interest payment date falling in July 2010;

(xvi)	Series 1 Class C Notes, the interest payment date falling in July 2008;

(xvii)	Series 2 Class C1 Notes, the interest payment date falling in July 2010;

(xviii)	Series 2 Class C2 Notes, the interest payment date falling in July 2010; and

(xix)	Series 2 Class C3 Notes, the interest payment date falling in July 2010,

(each such date being an Option Exercise Date).

2.2	The Note Trustee hereby grants, and the Master Issuer and Registrar hereby acknowledge, an option (the Regulatory Call Option), under which the Note Trustee and the Registrar have no personal liability, exercisable by Abbey (or by any designated subsidiary of Abbey, to be designated by notice from Abbey to the Note Trustee, the Registrar and the Master Issuer at the discretion of Abbey (the Designated Subsidiary)) on the relevant Option Exercise Date, permitting Abbey (or any Designated Subsidiary) to acquire (or otherwise be substituted as the Noteholder of) one or more Series and Class (or Sub-Class) of the Issue 2007-2 Notes (the Callable 2007-2 Notes) outstanding as at the relevant Option Exercise Date, together with any accrued and unpaid interest thereon.

2.3	The Regulatory Call Option may be exercised in respect of one or more Series or Class (or Sub-Class) of the Callable 2007-2 Notes by Abbey (or any Designated Subsidiary) delivering a notice (a Regulatory Call Notice) to:

(a)	the relevant Noteholders of those Callable 2007-2 Notes in respect of which Abbey wishes to exercise the Regulatory Call Option (in each case, the Called 2007-2 Notes) in accordance with Condition 14;

(b)	the Registrar; and

(c)	the Note Trustee.

2.4	The Regulatory Call Notice shall specify the date on which the relevant Called 2007-2 Notes shall be transferred by the relevant Noteholders to Abbey, such date being the Option Exercise Date applicable to the relevant Called 2007-2 Notes.

2.5	The Note Trustee shall be entitled to accept a Regulatory Call Notice as sufficient evidence of the satisfaction that a Regulatory Event has occurred and it shall be conclusive and binding on the Noteholders and the Note Trustee shall not be liable to the Noteholders for any losses incurred thereby.

2.6	Abbey (or the Designated Subsidiary) hereby undertakes to the Master Issuer that, following the exercise of the Regulatory Call Option, it will not release the debt, or write down the debt created by the Option.

3.	REGULATORY EVENT

It is a Regulatory Event if either:

(a)	a new regulation, rule, law or recommendation of best practice (including, without limitation, the Capital Requirements Directive (as described in the consultation paper on the European Union’s implementation of the New Basel Capital Accord published on 14 July 2004 by the European Commission) comes into effect; or

(b)	there is a new application or interpretation of an existing regulation, rule, law or recommendation of best practice,

which, in either case, causes or could foreseeably cause:

(i)	an adverse effect on Abbey’s regulatory capital position and/or the regulatory capital treatment for Abbey of the issue of the Issue 2007-2 Notes; or

(ii)	an adverse financial or economic effect on Abbey if it maintains its then current regulatory capital position and/or its regulatory capital treatment of the issue of the Issue 2007-2 Notes.

4.	CONSIDERATION

Pursuant to an exercise of the Regulatory Call Option, on the Option Exercise Date, Abbey (or any Designated Subsidiary) shall pay to the Noteholders of the relevant Called 2007-2 Notes, the aggregate of the Redemption Amount of such Called 2007-2 Notes (as determined in accordance with Condition 5.7) and any accrued and unpaid interest on such Notes.

5.	ACKNOWLEDGEMENT

Each of the Registrar and the Note Trustee acknowledges that the Issue 2007-2 Notes are to be issued subject to the Regulatory Call Option and the Note Trustee hereby grants the Regulatory Call Option but does so entirely without warranty, responsibility or liability as to its effectiveness or otherwise on the part of the Note Trustee to the Noteholders or any other person. In accordance with the Conditions (and, in particular, Condition 5.10), by subscribing or purchasing the Issue 2007-2 Notes, each Noteholder of the Issue 2007-2 Notes shall, upon subscription or purchase, be deemed to:

(a)	have agreed to be bound by and, to the extent necessary, to have ratified, the terms of this Agreement and the granting of the Regulatory Call Option; and

(b)	have directed, authorised and requested the Note Trustee to enter into this Agreement.

6.	ASSIGNMENT

Abbey may at any time novate, assign or transfer all or any part of its rights and/or obligations under this Deed to a company that is not connected with the Master Issuer for the purposes of section 87 of the Finance Act 1996 and which (a) has sufficient funds to enable it to fulfil the obligations of Abbey in respect of this Deed and (b) agrees to enter into a deed with the Master Issuer, the Registrar and the Note Trustee in substantially the same form as this Deed, but as if this Clause 6 did not form part of this Deed, and the Note Trustee hereby consents to any such novation, assignment or transfer.

7.	NOTICES

Save as otherwise provided herein, any notices to be given pursuant to this Deed to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched, (where delivered by hand) on the day of delivery if delivered before 5:00 p.m. on a Business Day or on the next Business Day if delivered thereafter or on a day which is not a London Business Day or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

(a)	in the case of the Master Issuer: to Holmes Master Issuer PLC, Abbey National House, 2 Triton Square, Regent’s Place, London NW1 3AN (facsimile number (44) 20 7756 5627) for the attention of the Company Secretary with a copy to Abbey National PLC, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes MK9 1AN (facsimile number (44) 1908 343 019) for the attention of Securitisation Team, Retail Credit Risk;

(b)	in the case of Abbey to: Abbey National PLC, c/o Abbey House (AAM 129), 201 Grafton Gate East, Milton Keynes MK9 1AN (facsimile number (44) 1908 343 019) for the attention of Securitisation Team, Retail Credit Risk; and

(c)	in the case of the Registrar: to The Bank of New York (Luxembourg) S.A. Corporate Trust Services, Aerogolf Center - 1A, Hoehenhof, L-1736 Senningerberg, Grand Duchy of Luxembourg (facsimile number (352) 34 20 90 60 35) for the attention of the Peter Bun; and

(d)	in the case of the Note Trustee: to The Bank of New York, 40th Floor, One Canada Square, London E14 5AL, (facsimile number 44 20 7964 6399) for the attention of Global Structured Finance - Corporate Trust, or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this Clause 7.

8.	EXCLUSION OF THIRD PARTY RIGHTS

A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

9.	COUNTERPARTS

This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute but one and the same instrument.

10.	GOVERNING LAW

This Deed shall be governed by, and construed in accordance with, the laws of England and Wales.

11.	SUBMISSION TO JURISDICTION

Each party to this Deed hereby irrevocably submits to the exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF the parties hereto have executed this Deed on the day and year first before written.

SIGNATORIES

Master Issuer

EXECUTED as a DEED by	) /s/ RUTH SAMSON
HOLMES MASTER ISSUER PLC	)
acting by its attorney	)
in the presence of	)
/s/ S. RILEY, ALLEN & OVERY LLP

Abbey

EXECUTED as a DEED by	) /s/ CHRIS FIELDING
ABBEY NATIONAL PLC acting by	)
its attorney	)
in the presence of	)
/s/ IQBAL HUSSEIN, ONE BUNHILL ROW, LONDON EC1Y 8YY

Registrar

EXECUTED as a DEED by	)
THE BANK OF NEW YORK	) /s/ D. PARENTE
(LUXEMBOURG) S.A. acting by	)
its attorney	)
in the presence of	)
/s/ S. RILEY, ALLEN & OVERY LLP

Note Trustee

EXECUTED as a DEED by	)
THE BANK OF NEW YORK,	) /s/ D. PARENTE
LONDON BRANCH	)
acting by	)

Authorised Signatory:

Witness Signature: /s/ S. RILEY
Name:

Address: ALLEN & OVERY LLP, 40 BANK STREET, CANARY WHARF, LONDON E14 5DU

    :